UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2020

REPLIGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On October 27, 2020, Repligen Corporation (the “Company”) issued a press release announcing (i) the Company’s entry into an agreement to consummate the ARTeSYN Transactions described in Item 8.01, and (ii) the Company’s acquisition of Non-Metallic Solutions, Inc. (“NMS”), pursuant to a Stock Purchase Agreement, dated October 15, 2020, with NMS, William T. Malloneé and Derek Masser. A copy of this press release is attached to this Current Report on Form 8-K and furnished as Exhibit 99.1.

On October 27, 2020, the Company made available an Investor Presentation relating to the ARTeSYN Transactions under “Investor Presentations & Events” in the Investors section of the Company’s website at www.repligen.com. A copy of this Investor Presentation is attached to this Current Report on Form 8-K and furnished as Exhibit 99.2.

The information in this Item 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall any of it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On October 27, 2020, the Company executed an Equity and Asset Purchase Agreement (the “Purchase Agreement”) with Third Creek Holdings, LLC (the “Stockholder”), ARTeSYN Biosolutions Holdings Ireland Limited (“ARTeSYN”), Alphinity, LLC (“Alphinity”, together with the Stockholder, the “ARTeSYN Sellers”), and Michael Gagne, solely in his capacity as the securityholder representative, to acquire all of the shares of ARTeSYN and certain assets of Alphinity that are related to the business of ARTeSYN (such transactions, the “ARTeSYN Transactions”).

At the closing of the ARTeSYN Transactions, the Company will pay to the Sellers an aggregate purchase price of approximately $200 million, comprised of approximately $130 million in cash and approximately $70 million in Repligen common stock, subject to certain adjustments (“Consideration”). A portion of the Consideration will be contributed to a third-party escrow fund against which the Company may make indemnification claims.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release by Repligen Corporation, dated October 27, 2020.

99.2	Investor Presentation furnished by Repligen Corporation.

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: October 27, 2020	By:	/s/ Tony J. Hunt
Tony J. Hunt
President and Chief Executive Officer